UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2021

Global SPAC Partners Co.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-half of one warrant	GLSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one Class A ordinary share, $.0001 par value, and one-quarter of one warrant	GLSPT	The Nasdaq Stock Market LLC

Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2021, Global SPAC Partners Co. (the “Company”) consummated its initial public offering (the “IPO”) of 16,000,000 units (the “Units”). Each Unit consists of one subunit and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”) for $11.50 per share. Each subunit consists of one Class A Ordinary Share and one-quarter of one Warrant. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $160,000,000. The Company granted the underwriters in the IPO a 45-day option to purchase up to 2,400,000 additional Units solely to cover over-allotments, if any. On April 13, 2021, the underwriters partially exercised their over-allotment option, and the closing of the issuance and sale of the additional 750,000 Units (the “Over-Allotment Units”) occurred on April 14, 2021, generating gross proceeds of $7,500,000. The underwriters have the option to purchase an additional 1,650,000 Units during the 45-day period.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-249465) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 13, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated April 8, 2021, by and between the Company and I-Bankers Securities, Inc. (“I-Bankers”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated April 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated April 8, 2021, by and among the Company, its officers, its directors the Company’s sponsor, Global SPAC Sponsors LLC (the “Sponsor”) and I-Bankers, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated April 8, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated April 8, 2021, by and among the Company, Sponsor and I-Bankers, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A subscription agreement for private units, dated April 8, 2021 (the “Sponsor Placement Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A subscription agreement for private units, dated April 8, 2021 (the “I-Bankers Placement Unit Subscription Agreement”, and together with the Sponsor Placement Unit Subscription Agreement, the “Placement Unit Subscription Agreements”), by and between the Company and I-Bankers, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated April 8, 2021, by and between the Company and SPAC Partners LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Placement Unit Subscription Agreements, the Company completed the private sale of an aggregate of 675,000 units (the “Placement Units”) to the Sponsor and I-Bankers (515,000 Placement Units to the Sponsor and 160,000 to I-Bankers) at a purchase price of $10.00 per Placement Unit, generating gross proceeds to the Company of $6,750,000. The Placement Units (and underlying securities) are identical to the Units (and underlying securities) sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 15,000 Placement Units to the Sponsor and an additional 7,500 to I-Bankers at a price of $10.00 per Placement Unit, generating an additional $225,000 of gross proceeds.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, effective the same day. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $161,600,000, comprised of $156,800,000 of the proceeds from the IPO after the underwriting commissions and $4,800,000 of the proceeds of the sales of the Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust”). Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public subunits properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public subunits if it does not complete its initial business combination within 12 months (such period, the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public subunits if it is unable to complete its initial business combination within the Combination Period, subject to applicable law. A total of $7,575,000, comprised of $7,350,000 of the proceeds from the sale of the Over-allotment Units and $225,000 from the additional sales of Placement Units in connection with the purchase of the Over-allotment Units, was placed in the Trust.

On April 8, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 13, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 8, 2021, by and between the Company and I-Bankers, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated April 8, 2021, by and between the Company and CST, as warrant agent.

10.1	Letter Agreement, dated April 8, 2021, by and among the Company, its officers, its directors, the Sponsor and I-Bankers.

10.2	Investment Management Trust Agreement, dated April 8, 2021, by and between the Company and CST, as trustee.

10.3	Registration Rights Agreement, dated April 8, 2021, by and between the Company, the Sponsor and I-Bankers.

10.4	Placement Unit Subscription Agreement, dated April 8, 2021, by and between the Company and the Sponsor.

10.5	Placement Unit Subscription Agreement, dated April 8, 2021, by and between the Company and I-Bankers.

10.6	Administrative Services Agreement, dated April 8, 2021, by and between the Company and SPAC Partners, LLC.

99.1	Press Release, dated April 8, 2021.

99.2	Press Release, dated April 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global SPAC Partners Co.

By:	/s/ Bryant B. Edwards
Name: Bryant B. Edwards Title: Chief Executive Officer

Dated: April 14, 2021

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